OPERATING RISK	12 Months Ended
Sep. 30, 2015
Risks and Uncertainties [Abstract]
Concentration Risk Disclosure [Text Block]
24.	OPERATING RISK

Concentrations of credit risk

Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains its cash and cash equivalents with high-quality institutions. Generally these deposits may be redeemed upon demand and therefore bear minimal risk.

Interest risk

The interest rates and terms of repayment of bank and other borrowings ranged from 2.38% to 7.80%, which are fixed at the inception of the borrowings. Other financial assets and liabilities do not have material interest rate risk.

Liquidity risk

We believe our working capital is sufficient to meet our present requirements. We may, however, require additional cash due to changing business conditions or other future developments, including any investments or acquisitions we may decide to pursue. In the long-term, we intend to rely primarily on cash flow from operations and additional borrowings from banks to meet our anticipated cash needs. If our anticipated cash flow is insufficient to meet our requirements, we may also seek to sell additional equity, debt or equity-linked securities.

Country risk

The Company has significant investments in the PRC. The operating results of the Company may be adversely affected by changes in the political and social conditions in the PRC and by changes in Chinese government policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods taxation, among other things. There can be no assurance; however, those changes in political and other conditions will not result in any adverse impact.